                                                                  EXHIBIT 10.1

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


          This SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), effective as of August 4, 1997, is entered into by and among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company"); TEXAS COMMERCE BANK NATIONAL ASSOCI ATION, a national banking association ("TCB"), with offices at 712 Main Street, Houston, Texas 77002, as Agent (TCB, in its capacity as Agent hereinafter called "Agent") for itself and each of the other banks or lending institutions (collectively the "Banks") that is a signatory hereto or which hereinafter becomes a party to the "Credit Agreement" (hereinafter defined); and the Banks.

                             PRELIMINARY STATEMENTS:

          A. The Company, the Agent and TCB, as the sole Bank, entered into that certain Credit Agreement dated as of July 2, 1996 (as amended by First Amendment to Credit Agreement and Security Agreement dated as of August 30, 1996, and as the same may from time to time be further amended, supplemented or modified, the "Credit Agreement") under the terms of which TCB, as the sole Bank, agreed to make available to the Company a revolving line of credit not to exceed, in the aggregate, $150,000,000 at any one time outstanding.

          B. Pursuant to separate Assignments and Acceptances dated as of the date hereof, TCB has assigned to each of the Banks (other than TCB) that is a signatory hereto an undivided interest in and to all of its rights and obligations under the Credit Agreement, as set forth on Schedule I attached to each respective Assignment and Acceptance, and the "Commitment" (as defined in the Credit Agreement) of each Bank shall be the amount set forth opposite such Bank's name on the signature pages hereof under the caption "Commitment".

          C. The Company, the Banks and the Agent hereby mutually desire to amend and modify certain terms of the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing the parties hereto hereby agree as follows:

          Section 1. Certain Defined Terms. All capitalized terms used herein (including in the preliminary statements hereof) and not otherwise defined shall have the meanings set forth in the Credit Agreement.

          Section 2. Amendments to Certain Definitions. Certain terms defined in Section 1.02 of the Credit Agreement are hereby amended as follows:


                   (a) The term "Agreement" is hereby amended to mean the Credit Agreement, as amended hereby and as the same may from time to time be further amended or supplemented.

                   (b) The term "Applicable Margin" is hereby amended in its entirety to read as follows:

                   "Applicable Margin" shall mean at the time of calculation, with respect to any Loan, calculated as a function of the type of such Loan, the following rate per annum as applicable:


       THRESHOLD AMOUNT            FIXED RATE LOAN APPLICABLE   BASE RATE LOAN APPLICABLE
         UTILIZATION                   MARGIN PERCENTAGE           MARGIN PERCENTAGE
       ----------------            --------------------------   -------------------------
Less than 25%                                .375%                        0%
Greater than or equal to 25%                  .50%                        0%
  but less than 50%
Greater than or equal to 50%                 .625%                        0%
  but less than 75%
Greater than or equal to 75%                  .75%                        0%
  but less than 100%
Greater than or equal to                    1.125%                        0%
  100%

          Section 3. Additional Definition. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding thereto the following new definition, to read in entirety as follows:

                   "EBITDA" shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization.

          Section 4. Letters of Credit. Clause (i) of Section 2.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (i) During the period from and including the Closing Date to and including the Drawdown Termination Date, the Banks agree to extend credit to the Company at any time and from time to time by participating in the issuance, renewal, extension or reissuance of Letters of Credit pursuant to this Agreement; provided, that all such Letters of Credit issued on or after the Closing Date shall be issued by the Agent; and further provided, however, the aggregate LC Exposure at any one time shall not exceed the lesser of (1) $5,000,000, or (2)
          (A) the lesser of (x) the Borrowing Base, or (y) the aggregate Commitments, as then in effect, minus (B) the aggregate principal amount of all Loans then outstanding.

          Section 5. Fees. The grid set forth at the end of Section 2.04(b) is hereby amended in its entirety to read as follows:

             Threshold Amount
                Utilization                                      Issuance Fee
             ----------------                                    ------------
Less than 25%                                                        .375%
Greater than or equal to 25% but less than 50%                        .50%
Greater than or equal to 50% but less than 75%                       .625%
Greater than or equal to 75% but less than 100%                       .75%
Greater than or equal to 100%                                        1.125%

        Section 6. Borrowing Base; Threshold Amount. For the period from and after the date of this Amendment to and including the date of the next redetermination of the Borrowing Base in accordance with Section 2.09 of the Credit Agreement, the amount of the Borrowing Base shall be $130,000,000.00, and the amount of the Threshold Amount shall be $130,000,000.00.

        Section 7. Investments. Section 9.05 of the Credit Agreement is hereby amended by deleting the words "FRI or" from the 12th line thereof.

        Section 8. Minimum Consolidated Net Worth. Section 9.12 of the Credit Agreement is hereby be amended in its entirety to read as follows:

               Section 9.12 Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio as of the end of any fiscal quarter of the Company (calculated quarterly at the end of each fiscal quarter) to be less than 2.50 to 1.00. For the purposes of this Section 9.12, 'Interest Coverage Ratio' shall mean the ratio of (i) EBITDA for the four fiscal quarters ending on such date to (ii) cash interest payments made for such four fiscal quarters of the Company and its Subsidiaries.

        Section 9. Debt to Total Capitalization Ratio. Section 9.13 of the Credit Agreement is hereby amended by deleting therefrom the percentage "55%" found in clause (ii) and substituting therefore the amount 60%.

        Section 10. Exhibit F. Exhibit F attached to the Credit Agreement is hereby amended, restated and replaced in its entirety by Exhibit F attached to this Amendment.

        Section 11. Conditions Precedent. In addition to any and all other applicable conditions precedent contained in the Credit Agreement, the obligations of the Agent and the Banks to enter into this Amendment are conditioned upon receipt by each of the Banks of (i) their respective Note, duly completed and executed by the Company, and (ii) their Assignment and Acceptance duly completed and executed by the parties thereto.

        Section 12. Ratification. The Company acknowledges and ratifies the Credit Agreement as amended hereby, and agrees and acknowledges that all the terms thereof as amended hereby (a) are hereby brought forward for the benefit of the Banks and the Agent and (b) shall remain in full force and effect.

        Section 13. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

        Section 14. References. On and after the date hereof, the terms "Agreement," "hereof," "herein," "hereunder," and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended and supplemented by this Amendment.

        Section 15. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 16. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND OTHER SECURITY INSTRUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                               COMPANY:

                                               THE HOUSTON EXPLORATION COMPANY



                                               By: /s/ Thomas W. Powers
                                                  --------------------------
                                                  Thomas W. Powers
                                                  Senior Vice President




                               (Signature Page 1)

                                         AGENT AND BANKS:

Commitment: $50,000,000.00               TEXAS COMMERCE BANK NATIONAL
                                         ASSOCIATION, Individually as a Bank and
                                         in its capacity as Agent



                                         By: /s/ Paul J. Nidoh
                                            -------------------------
                                            Paul J. Nidoh
                                            Vice President




                               (Signature Page 2)

Commitment: $30,000,000.00              CIBC INC.



                                        By: /s/ Aleksandra K. Dymanus
                                           ---------------------------
                                        Name: Aleksandra K. Dymanus
                                        Title: Authorized Signatory




                               (Signature Page 3)

Commitment: $20,000,000.00              FIRST UNION NATIONAL BANK



                                        By: /s/ Michael J. Kolosowsky
                                           ------------------------------
                                        Name:  Michael J. Kolosowsky
                                        Title:    Vice President




                               (Signature Page 4)

Commitment: $30,000,000.00              THE BANK OF NOVA SCOTIA


                                        By:      THE BANK OF NOVA SCOTIA,
                                                 ATLANTA AGENCY



                                        By: /s/ F.C.H. Ashby
                                           ------------------------
                                        Name: F.C.H. Ashby
                                        Title: Senior Manager Loan Operations



                               (Signature Page 5)

Commitment: $20,000,000.00              PNC BANK, N.A.



                                        By: /s/ John Way
                                           --------------------------
                                        Name:  John Way
                                        Title: Commercial Banking Officer




                               (Signature Page 6)

                                   EXHIBIT F

                                    FORM OF

                      ASSIGNMENT  AND ACCEPTANCE AGREEMENT

         ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") dated as of ________________, 199___ between: _______________________________ (the
"Assignor") and __________________________  (the "Assignee").

                                    RECITALS

         A. The Assignor is a party to the Credit Agreement dated as of July 2, 1996 (as amended and supplemented and in effect from time to time, the "Credit Agreement") among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company"), each of the lenders that is or becomes a party thereto as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Bank", and collectively, together with their successors and assigns, the "Banks"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, in its individual capacity, ("TCB") and as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

         B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all][a portion] of the Assignor's Commitment, outstanding Loans and its pro rata share of the outstanding LC Exposure, all on the terms and conditions of this Agreement.

         C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS.

         Section 1.01 Definitions. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

         Section 1.02 Other Definitions. As used herein, the following terms have the following respective meanings:

                 "Assigned Interest" shall mean all of Assignor's (in its capacity as a "Bank") rights and obligations (i) under the Credit Agreement and the other Security Instruments in respect of the Commitment of the Assignor in the principal amount equal to $____________________, including, without limitation, any obligation to participate prorata in any LC Exposure, and (ii) to make Loans under its Commitment and any right to receive payments for the Loans outstanding under the Commitment assigned hereby of $__________________ (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.

                 "Assignment Date" shall mean _____________________, 199___.


                                   ARTICLE II

                              SALE AND ASSIGNMENT.

         Section 2.01 Sale and Assignment. On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

         Section 2.02 Assumption of Obligations. The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Security Instruments in respect of the Assigned Interest.

         Section 2.03 Consent by Agent. By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.


                                  ARTICLE III

                                   PAYMENTS.

         Section 3.01 Payments. As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

         Section 3.02 Allocation of Payments. The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

         Section 3.03 Delivery of Notes. Promptly following the receipt by the Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Agent (or its counsel) the Note held by the Assignor and (ii) notify the Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Bank, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective Commitment of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

         Section 3.04 Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.


                                   ARTICLE IV

                             CONDITIONS PRECEDENT.

         Section 4.01 Conditions Precedent. The effectiveness of the sale, assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

                 (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

                 (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

                 (c) the acknowledgment and consent by the Agent contemplated by Section 2.03 hereof.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES.

         Section 5.01 Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows:

                 (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

                 (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                 (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

                 (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

                 (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

                 (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

         Section 5.02 Disclaimer. Except as expressly provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Bank under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder prior or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries [or any other obligor or guarantor], or any other matter relating to the Credit Agreement or any other Security Instrument or any extension of credit thereunder.

         Section 5.03 Representations and Warranties of the Assignee. The Assignee represents and warrants to the Assignor as follows:

                 (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

                 (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                 (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

                 (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

                 (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Security Instruments and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

                 (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.


                                   ARTICLE VI

                                 MISCELLANEOUS.

         Section 6.01 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

         Section 6.02 Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Agent.

         Section 6.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Agent and the Borrower, and the Assignee agrees that the Agent and the Borrower are entitled to rely upon such representations and warranties.

         Section 6.04 Assignments. Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

         Section 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 6.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas.

         Section 6.08 Expenses. To the extent not paid by the Borrower pursuant to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

         Section 6.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                                        ASSIGNOR
                                        --------


                                        ---------------------------------------


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        Address for Notices:


                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------


                                        Telecopier No.:
                                                        -----------------------
                                        Telephone No.:
                                                        -----------------------
                                        Attention:
                                                        -----------------------

                                        ASSIGNEE
                                        --------


                                        ---------------------------------------


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                                        Address for Notices:


                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------

                                        Telecopier No.:
                                                        -----------------------
                                        Telephone No.:
                                                        -----------------------
                                        Attention:
                                                        -----------------------


ACKNOWLEDGED AND CONSENTED TO:

-------------------------------,
as Agent



By:
    ---------------------------
Name:
Title: